FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2024
Financial Expenses Net
FINANCIAL EXPENSES, NET

NOTE 27 – FINANCIAL EXPENSES, NET:

	Year Ended December 31
	2024	2023	2022

Bank fees and interest	$196	$170	$136
Interest expenses from lease liabilities	47	62	97
Exchange rate differences, net	141	70	-
Revaluation of long-term financial asset at fair value	(123)	-	-
Revaluation of provision	(23)	(85)	1,158
Financial expenses	$238	$217	$1,391